                                                                     Exhibit 13

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ DAVID A. BIRD
------------------------------------
David A. Bird
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ MICHAEL B. BOYLE
------------------------------------
Michael B. Boyle
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ DON CIVGIN
-------------------------
Don Civgin
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ FREDERICK F. CRIPE
---------------------------------------
Frederick F. Cripe
Director and Executive Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ JUDITH P. GREFFIN
-------------------------------------------
Judith P. Greffin
Director, Senior Vice President and Chief
Investment Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ JAMES E. HOHMANN
-------------------------------------------------
James E. Hohmann
Director, President and Chief Executive Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and John C. Pintozzi and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ SUSAN L. LEES
--------------------------------------------------
Susan L. Lees
Director, Senior Vice President, General Counsel
and Secretary

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ JOHN C. LOUNDS
------------------------------------
John C. Lounds
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned officer of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ SAMUEL H. PILCH
-------------------------------------
Samuel H. Pilch
Group Vice President and Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ JOHN C. PINTOZZI
-------------------------------------
John C. Pintozzi
Director, Senior Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ GEORGE E. RUEBENSON
-----------------------------
George E. Ruebenson
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ ERIC A. SIMONSON
------------------------------------
Eric A. Simonson
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ KEVIN R. SLAWIN
------------------------------------
Kevin R. Slawin
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ DOUGLAS B. WELCH
------------------------------------
Douglas B. Welch
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 8, 2008

/s/ THOMAS J. WILSON
------------------------------------
Thomas J. Wilson
Director and Chairman of the Board